REMS Real Estate Value-Opportunity Fund

  Institutional Shares (Ticker: HLRRX)

Platform Shares (Ticker: HLPPX)

Z Shares (Ticker: HLZZX)

A series of World Funds Trust

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Supplement dated March 2, 2022

to the Prospectus and Statement of Additional Information

dated May 1, 2021

(as supplemented from time to time)

* * * * * * * *

It is anticipated that on or about March 15, 2022 (the “Effective Date”), the Investment Advisory Agreement between World Funds Trust (the “Trust”), on behalf of the REMS Real Estate Value-Opportunity Fund (the “Fund”), and Real Estate Management Services Group, LLC (“REMS") (the “Former Advisory Agreement”) will be assigned to LDR Capital Management, LLC (“LDR”) and the Fund’s name will be changed to “LDR Real Estate Value-Opportunity Fund.” All references to REMS as it relates to the Fund in the Prospectus and Statement of Additional Information are removed as of the Effective Date.

The Board of Trustees (the “Board”) of the Trust has approved LDR as the interim investment adviser to the Fund pursuant to an interim investment advisory agreement (the “Interim Advisory Agreement”) in accordance with the requirements of Section 15(f) and Rule 15a-4 of the Investment Company Act of 1940, as amended. Pursuant to the Interim Advisory Agreement, LDR will provide advisory services to the Fund under the Interim Advisory Agreement until the earlier of: (i) the date on which the Fund’s shareholders approve a new investment advisory agreement (the “New Advisory Agreement”); or (ii) 150 days from the date of the termination of the Former Advisory Agreement. The New Advisory Agreement, if approved by Fund shareholders, will replace the Interim Advisory Agreement. It is anticipated that shareholders of the Fund will receive a proxy statement to approve the New Advisory Agreement within 60 days following the Effective Date. LDR has agreed to maintain the Fund’s current expense limitation through the term of the Interim Advisory Agreement and under the New Advisory Agreement.

In conjunction with the assumption by LDR of the advisory responsibilities of the Fund, Edward W. Turville, who has served as a portfolio manager to the Fund since the Fund’s inception (November 2005), and John Webster, who has served as portfolio manager to the Fund since January 2015 will assume similar roles with LDR and continue to serve as the Fund’s portfolio managers.

This Supplement and the Prospectus each provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-800-673-0550.